UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23061

Oppenheimer SteelPath Panoramic Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/29/2016

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer SteelPath Panoramic Fund

Class A Shares

CUMULATIVE TOTAL RETURNS AT 4/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Energy Index
Since Inception (11/18/15)	-5.19%	-10.64%	1.34%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2016.

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Fund Performance Discussion

Since the Fund’s inception on November 18, 2015 through April 29, 2016, its Class A shares (without sales charge) produced a cumulative total return of -5.19%. In comparison, the S&P 500 Energy Index returned 1.34%. Relative performance during this period can be largely explained by market cap driven performance dispersion during a period of extreme volatility.

During the initial months following commencement of Fund operations, the energy market experienced further dramatic declines, continuing a downturn that had lasted since mid-2014. A market low was reached during early February, with West Texas Intermediate crude closing just above $26 per barrel on February 11. During this time period, the Philadelphia Oil Exploration & Production Index (EPX, a benchmark of oil producers) had fallen nearly 45% while a measure of oil volatility had doubled, as investor sentiment reached a nadir. This extreme volatility created a strong flight-to-quality trade where market participants sought the relative safety of mega-cap companies that dominate the S&P 500 Energy Index, materially impacting relative performance. As an example, during the period since Fund inception through April 30, ExxonMobil, roughly one-third of the benchmark, returned 10.5% during the period while the EPX returned -5.3%. As market fears eased and volatility declined, the Fund experienced improved performance, and produced a positive return from the start of 2016 through April 29, 2016.

Going forward, we expect further improvement in the oil market as recent supply to demand imbalances continue to shift to a more favorable condition. Particularly, we believe certain producers and midstream operators will benefit from a step change in drilling efficiencies, entity cost controls, and continued production performance trends. We also expect domestic chemical companies and refineries as well as other feedstock consumers to benefit from globally competitive feedstock pricing and logistics capabilities. Further, we believe the relative value of investment opportunities will continuously shift across the panorama of energy exposed sectors to the benefit of the Fund.

INVESTMENT PHILOSOPHY AND PROCESS

The Fund’s intent is to seek to benefit from investment opportunities present across the panorama of the energy market landscape, from producers, midstream providers, and service providers to energy consumers such as refineries, chemical companies, utilities and other beneficiaries. The investment team believes that attractive investment opportunities will continue to emerge but vary as important structural changes continue to take place across the energy value chain. Our top-down view of the unfolding energy landscape is further refined through

3      OPPENHEIMER STEELPATH PANORAMIC FUND

bottom-up, fundamental analysis of potential investments intended to identify asymmetric risk/reward opportunities. We believe our thematic, long-term approach to investing with a focus on high conviction opportunities has the potential to provide investors superior risk/reward prospects over time.

Brian Watson, CFA
Portfolio Manager

4      OPPENHEIMER STEELPATH PANORAMIC FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Pioneer Natural Resources Co.	5.8%
Concho Resources, Inc.	5.2
Cimarex Energy Co.	5.2
EOG Resources, Inc.	4.5
Noble Energy, Inc.	4.0
Anadarko Petroleum Corp.	4.0
Valero Energy Corp.	3.9
Occidental Petroleum Corp.	3.9
Tesoro Corp.	3.8
Spectra Energy Corp.	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	88.5%
Oil & Gas Exploration & Production	48.3
Oil & Gas Storage & Transportation	19.2
Oil & Gas Refining & Marketing	13.4
Integrated Oil & Gas	7.6
Energy Equipment & Services	5.2
Chemicals	4.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets.

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

5      OPPENHEIMER STEELPATH PANORAMIC FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/29/16

	Inception Date	Since Inception
Class A (EESAX)	11/18/15	-5.19
Class C (EESCX)	11/18/15	-5.50
Class I (EESIX)	11/18/15	-5.04
Class R (EESRX)	11/18/15	-5.20
Class Y (EESYX)	11/18/15	-5.06

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 4/29/16

	Inception Date	Since Inception
Class A (EESAX)	11/18/15	-10.64
Class C (EESCX)	11/18/15	-6.45
Class I (EESIX)	11/18/15	-5.04
Class R (EESRX)	11/18/15	-5.20
Class Y (EESYX)	11/18/15	-5.06

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I and Y shares.

The Fund’s performance is compared to the performance of the S&P 500 Energy Index, which comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund

6      OPPENHEIMER STEELPATH PANORAMIC FUND

prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER STEELPATH PANORAMIC FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, November 18, 2015 (commencement of operations) and held for the period ended April 29, 2016. The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on November 1, 2015 and held for the entire 6-month period ended April 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER STEELPATH PANORAMIC FUND

Actual	Beginning Account Value November 1, 2015	Ending Account Value April 29, 2016	Expenses Paid During 6 Months Ended April 29, 2016[1,2]
Class A	$1,000.00	$948.10	$6.75
Class C	1,000.00	945.00	10.01
Class I	1,000.00	949.60	4.79
Class R	1,000.00	948.00	7.84
Class Y	1,000.00	949.40	5.66

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.06	7.76
Class C	1,000.00	1,013.35	11.51
Class I	1,000.00	1,019.29	5.51
Class R	1,000.00	1,015.83	9.01
Class Y	1,000.00	1,018.30	6.51

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value of the period, multiplied by 164/366 to reflect the period from November 18, 2015 (commencement of operations) to April 29, 2016.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

The expense ratios for the period from November 18, 2015 (commencement of operations) to April 29, 2016 are as follows:

Class	Expense Ratios
Class A	1.55%
Class C	2.30
Class I	1.10
Class R	1.80
Class Y	1.30

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER STEELPATH PANORAMIC FUND

STATEMENT OF INVESTMENTS April 29, 2016* Unaudited

	Shares	Value
Common Stocks—98.5%
Energy—93.7%
Energy Equipment & Services—5.2%
Baker Hughes, Inc.	2,998	$144,983
Halliburton Co.	8,835	364,974
Schlumberger Ltd.	1,272	102,193
		612,150

Oil, Gas & Consumable Fuels—88.5%
Anadarko Petroleum Corp.	8,987	474,154
Ardmore Shipping Corp.	7,939	74,230
Cabot Oil & Gas Corp.	9,335	218,439
Chevron Corp.	4,294	438,761
Cimarex Energy Co.	5,671	617,458
Concho Resources, Inc.[1]	5,359	622,555
Delek US Holdings, Inc.	3,805	60,461
Energy Transfer Partners LP2	7,100	251,553
EnLink Midstream Partners LP2	8,400	118,272
Enterprise Products Partners LP2	7,391	197,266
EOG Resources, Inc.	6,426	530,916
EQT Corp.	1,636	114,684
Genesis Energy LP2	4,853	157,334
Golar LNG Ltd.	7,000	116,060
HollyFrontier Corp.	7,420	264,152
Laredo Petroleum, Inc.[1]	31,042	378,091
Marathon Oil Corp.	24,290	342,246
Marathon Petroleum Corp.	3,612	141,157
Memorial Resource Development Corp.[1]	20,152	263,588
MPLX LP2	3,456	111,249
Newfield Exploration Co.[1]	9,392	340,460
Noble Energy, Inc.	13,235	477,916
Occidental Petroleum Corp.	5,992	459,287
Parsley Energy, Inc., Cl. A1	14,400	337,248
Phillips 66	1,152	94,591
Pioneer Natural Resources Co.	4,163	691,474

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Rice Midstream Partners LP2	13,174	$219,610
RSP Permian, Inc.[1]	10,821	331,231
Scorpio Tankers, Inc.	11,037	69,092
Spectra Energy Corp.	14,374	449,475
Summit Midstream Partners LP2	5,800	122,786
Sunoco Logistics Partners LP2	6,818	199,631
Tallgrass Energy Partners LP2	4,500	184,950
Targa Resources Corp.	3,000	121,380
Tesoro Corp.	5,659	450,966
Valero Energy Corp.	7,940	467,428
		10,510,151

Materials—4.8%
Chemicals—4.8%
Dow Chemical Co. (The)	3,791	199,444
LyondellBasell Industries NV, Cl. A	1,051	86,886
Methanex Corp.	2,460	86,002
Westlake Chemical Corp.	1,665	83,566
Westlake Chemical Partners LP2	6,119	117,118
		573,016
Total Common Stocks (Cost $11,369,019)		11,695,317
Investment Company—5.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[3,4] (Cost $665,795)	665,795	665,795
Total Investments, at Value (Cost $12,034,814)	104.1%	12,361,112

Net Other Assets (Liabilities)	(4.1)	(487,706)

Net Assets	100.0%	$11,873,406

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Footnotes to Statement of Investments

*April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares November 18, 2015 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares April 29, 2016[a]
Oppenheimer Institutional Money Market Fund, Cl. E	—	13,822,142	13,156,347	665,795

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$665,795	$1,670

        a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11      OPPENHEIMER STEELPATH PANORAMIC FUND

STATEMENT OF ASSETS AND LIABILITIES April 29, 2016[1] Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $11,369,019)	$11,695,317
Affiliated companies (cost $665,795)	665,795

12,361,112

Cash	98,296

Receivables and other assets:
Shares of beneficial interest sold	70,290
Dividends	19,088
Other	14,545

Total assets	12,563,331

Liabilities
Payables and other liabilities:
Investments purchased	601,720
Shares of beneficial interest redeemed	65,000
Distribution and service plan fees	2,201
Shareholder communications	1,971
Trustees’ compensation	424
Other	18,609

Total liabilities	689,925

Net Assets	$11,873,406

Composition of Net Assets
Par value of shares of beneficial interest	$1,253

Additional paid-in capital	12,114,361

Accumulated net investment loss	(11,091)

Accumulated net realized loss on investments	(557,415)

Net unrealized appreciation on investments	326,298

Net Assets	$11,873,406

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Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $11,052,524 and 1,166,731 shares of beneficial interest outstanding)	$9.47
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.05

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $296,893 and 31,427 shares of beneficial interest outstanding)	$9.45

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,487 and 1,000 shares of beneficial interest outstanding)	$9.49

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $237,433 and 25,057 shares of beneficial interest outstanding)	$9.48

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $277,069 and 29,220 shares of beneficial interest outstanding)	$9.48

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

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STATEMENT OF OPERATIONS For the Six Months Ended April 29, 20161,2

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 336)	$54,754
Affiliated companies	1,670

Interest	30

Total investment income	56,454

Expenses
Management fees	43,168

Distribution and service plan fees:
Class A	2,517
Class C	516
Class R	237

Transfer and shareholder servicing agent fees:
Class A	9,039
Class C	116
Class I	2
Class R	108
Class Y	225

Shareholder communications:
Class A	1,923
Class Y	50

Legal, auditing and other professional fees	22,723

Custodian fees and expenses	5,392

Trustees’ compensation	3,363

Other	3,085

Total expenses	92,464
Less waivers and reimbursements of expenses	(25,727)

Net expenses	66,737

Net Investment Loss	(10,283)

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(557,415)

Net change in unrealized appreciation/depreciation on investments	326,298

Net Decrease in Net Assets Resulting from Operations	$(241,400)

1. For the period from November 18, 2015 (commencement of operations) to April 29, 2016.

2. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS   Unaudited

Period Ended April 29, 2016[1,2]

Operations
Net investment loss	$(10,283)

Net realized loss	(557,415)

Net change in unrealized appreciation/depreciation	326,298

Net decrease in net assets resulting from operations	(241,400)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(700)
Class C	—
Class I	(5)
Class R	—
Class Y	(103)

(808)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	11,290,337
Class C	253,849
Class R	197,629
Class Y	273,799

12,015,614

Net Assets
Total increase	11,773,406

Beginning of period	100,000[3]

End of period (including accumulated net investment loss of $11,091)	$11,873,406

1. For the period from November 18, 2015 (commencement of operations) to April 29, 2016.

2. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Reflects the value of the Manager’s seed money invested on June 24, 2015.

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class A	Period Ended April 29, 2016 (Unaudited)[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.01)
Net realized and unrealized loss	(0.52)

Total from investment operations	(0.53)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[4]

Net asset value, end of period	$9.47

Total Return, at Net Asset Value[5]	(5.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,053

Average net assets (in thousands)	$9,119

Ratios to average net assets:[6]
Net investment loss	(0.25)%
Total expenses[7]	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%

Portfolio turnover rate	16%

1. For the period from November 18, 2015 (commencement of operations) to April 29, 2016.

2. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended April 29, 2016	2.14%

See accompanying Notes to Financial Statements.

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Class C	Period Ended April 29, 2016 (Unaudited) [1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.01)
Net realized and unrealized loss	(0.54)

Total from investment operations	(0.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00

Net asset value, end of period	$9.45

Total Return, at Net Asset Value[4]	(5.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$297

Average net assets (in thousands)	$120

Ratios to average net assets:[5]
Net investment loss	(0.38)%
Total expenses[6]	2.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.30%

Portfolio turnover rate	16%

1. For the period from November 18, 2015 (commencement of operations) to April 29, 2016.

2. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended April 29, 2016	2.95%

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS Continued

Class I	Period Ended April 29, 2016 (Unaudited)[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.01
Net realized and unrealized loss	(0.51)

Total from investment operations	(0.50)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)

Net asset value, end of period	$9.49

Total Return, at Net Asset Value[4]	(5.04)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9

Average net assets (in thousands)	$9

Ratios to average net assets:[5]
Net investment income	0.16%
Total expenses[6]	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%

Portfolio turnover rate	16%

1. For the period from November 18, 2015 (commencement of operations) to April 29, 2016.

2. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended April 29, 2016	1.83%

See accompanying Notes to Financial Statements.

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Class R	Period Ended April 29, 2016 (Unaudited)[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.02
Net realized and unrealized loss	(0.54)

Total from investment operations	(0.52)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00

Net asset value, end of period	$9.48

Total Return, at Net Asset Value[4]	(5.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$237

Average net assets (in thousands)	$112

Ratios to average net assets:[5]
Net investment income	0.54%
Total expenses[6]	2.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%

Portfolio turnover rate	16%

1. For the period from November 18, 2015 (commencement of operations) to April 29, 2016.

2. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended April 29, 2016	2.54%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER STEELPATH PANORAMIC FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Period Ended April 29, 2016 (Unaudited)[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.00)[4]
Net realized and unrealized loss	(0.52)

Total from investment operations	(0.52)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[4]

Net asset value, end of period	$9.48

Total Return, at Net Asset Value[5]	(5.06)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$277

Average net assets (in thousands)	$232

Ratios to average net assets:[6]
Net investment loss	(0.03)%
Total expenses[7]	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%

Portfolio turnover rate	16%

1. For the period from November 18, 2015 (commencement of operations) to April 29, 2016.

2. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended April 29, 2016	2.07%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS April 29, 2016 Unaudited

1. Organization

Oppenheimer SteelPath Panoramic Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI”). The Fund commenced operations on November 18, 2015. At period end, approximately 80% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

21      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code

22      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions since inception on November 18, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $568,360, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$12,034,814

Gross unrealized appreciation	$912,909
Gross unrealized depreciation	(586,611)

Net unrealized appreciation	$326,298

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

23      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

24      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day

25      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by those investment companies.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Energy	$11,122,301	$—	$	—	$11,122,301
Materials	573,016	—		—	573,016
Investment Company	665,795	—		—	665,795

Total Assets	$12,361,112	$—	$	—	$12,361,112

Forward currency exchange contracts and futures contracts, if any, are reported at their

26      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets

27      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

28      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended April 29, 2016[1,2,3]
	Shares	Amount

Class A
Sold	1,165,609	$11,331,450
Dividends and/or distributions reinvested	—	3
Redeemed	(4,878)	(41,116)

Net increase	1,160,731	$11,290,337

Class C
Sold	44,825	$388,780
Dividends and/or distributions reinvested	—	—
Redeemed	(14,398)	(134,931)

Net increase	30,427	$253,849

Class I
Sold	—	$—
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	—	$—

Class R
Sold	36,237	$297,629
Dividends and/or distributions reinvested	—	—
Redeemed	(12,180)	(100,000)

Net increase	24,057	$197,629

Class Y
Sold	28,208	$273,700
Dividends and/or distributions reinvested	12	99
Redeemed	—	—

Net increase	28,220	$273,799

1. For the period November 18, 2015 (commencement of operations) to April 29, 2016.

2. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

29      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

3. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on June 24, 2015. These amounts are not reflected in the table above.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$13,309,943	$1,295,545

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.85

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred

30      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Period Ended	Class A Front-End Sales Charges Retained by Distributor
April 29, 2016	$609

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.55% for Class A shares, 2.30% for Class C shares, 1.10% for Class I shares, 1.80% for Class R shares and 1.30% for Class Y shares. During the reporting period, the Manager waived $23,678, $350, $28, $370 and $793 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $508 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as

32      OPPENHEIMER STEELPATH PANORAMIC FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

9. Pending Litigation (Continued)

to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

Oppenheimer SteelPath Panoramic Fund (the “Fund”) has entered into an investment advisory agreement with OFI SteelPath, Inc. (the “Adviser”) (the “Agreement”). The Agreement was approved by the Fund’s Board of Trustees at a meeting held on June 22-23, 2015. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. The Board requested and received such information, including information regarding the proposed services, fees, and expenses of the Fund.

The Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Adviser’s proposed services, (ii) the proposed fees and projected expenses of the Fund, including estimated and comparative fee and expense information, (iii) the estimated cost to the Adviser and its affiliates of providing services, (iv) whether economies of scale are expected to be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors, and (v) other benefits that are expected to accrue to the Adviser from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Adviser.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Adviser’s key personnel who provide such services. The Board also considered that the Adviser’s duties will include providing the Fund with the services of the portfolio manager and the Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Board took into account that the Adviser will be responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Adviser will also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Adviser’s resources that will be available to the Fund. In evaluating the Adviser, the Board considered the history, reputation, qualification and background of the Adviser, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global” and OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI had over 50 years of experience as an investment adviser and that its assets rank among the top mutual fund managers in the United States.

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The Board evaluated the Adviser’s and OFI’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Adviser’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Brian Watson, the proposed portfolio manager for the Fund, and the Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Adviser and OFI as trustees of the Fund and other funds advised by the Adviser or OFI. The Board considered information regarding the quality of services to be provided by affiliates of the Adviser, which its members have become knowledgeable about in connection with other funds advised by the Adviser or OFI. The Board concluded, in light of the Adviser’s and OFI’s experience, reputation, personnel, operations and resources that the Fund should benefit from the services to be provided under the Agreement.

Investment Performance. Because the Fund has no operating history, the Board was unable to consider performance.

Costs of Services to be Provided by the Adviser. The Board reviewed the fees to be paid to the Adviser and the other expenses to be borne by the Fund. The Board also considered the comparability of the fees charged and the services to be provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The Adviser provided comparative data in regard to the proposed fees and expenses of the Fund based on a subset of other funds classified by an independent service provider as being in the same category as the Fund. Based on this information, the Board considered that the Fund’s contractual management fee is expected to be higher than the selected peer group average and peer group median, and the Fund’s net expense ratio for Class A shares is expected to be lower than the selected peer group average and equal to the selected peer group median.

Economies of Scale to be Realized by the Adviser. The Board considered information regarding the Adviser’s anticipated costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board reviewed whether the Adviser may realize economies of scale in managing and supporting the Fund. The Board noted that it is proposed that the Fund will have management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Adviser. In evaluating other benefits that accrue to the Adviser from its relationship with the Fund, the Board noted that OFI is the Transfer Agent for the Fund through its operating division, Shareholder Services, Inc., and that OppenheimerFunds Distributor, Inc., an affiliate of OFI, is the Fund’s Distributor. The Fund compensates the Transfer Agent and the Distributor in connection with the provision of those services. The Board reviewed and approved the written contracts for each which set forth the anticipated services to be provided by those entities and their estimated costs in so doing. The Board also considered information that was provided regarding the direct and indirect benefits the Adviser is expected to receive as a result of its relationship with the Fund. The Board also considered that the Adviser, OFI and OFDI must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

35      OPPENHEIMER STEELPATH PANORAMIC FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Conclusions. The Board, including the independent Board members, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Agreement and the reasonableness of the proposed investment advisory fee. They concluded that the Fund’s proposed management fee is reasonable in light of the services to be provided to the Fund.

The Board considered the Agreement in light of all the surrounding circumstances. It also considered that the Adviser and its affiliates have been the investment advisers for other Oppenheimer funds for a number of years and that it has found the performance of the Adviser to be satisfactory.

The Board, including the independent Board members, concluded that the Board should approve the Agreement. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37      OPPENHEIMER STEELPATH PANORAMIC FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath Panoramic Fund	12/21/15	67.8%	0.0%	32.2%

38      OPPENHEIMER STEELPATH PANORAMIC FUND

OPPENHEIMER STEELPATH PANORAMIC FUND

Trustee and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Brian Watson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

39      OPPENHEIMER STEELPATH PANORAMIC FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

40      OPPENHEIMER STEELPATH PANORAMIC FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS2437.001.0416 June 27, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath Panoramic Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	6/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	6/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	6/15/2016